Schedule 14C Information

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

TIFF INVESTMENT PROGRAM

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:_______________________

(2)	Aggregate number of securities to which transaction applies:________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________

(4)	Proposed maximum aggregate value of transaction:_________________________________________

(5)	Total fee paid:_______________________________________________________________________

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:__________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:__________________________________________________
(3)	Filing Party:____________________________________________________________________________
(4)	Date Filed:_____________________________________________________________________________

TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

INFORMATION STATEMENT

November 15, 2017

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://wwws.tiff.org/MutualFunds/reports/prospectus/MAFInfoStatement.pdf

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), to provide members with information regarding: (i) an amended and restated fee schedule (the “amended and restated fee schedule”) to the money manager agreement between TIP and Hosking Partners LLP (“Hosking”), (ii) a money manager agreement between TIP and AQR Capital Management, LLC (“AQR”), a new money manager managing assets on behalf of the Fund, and (iii) a money manager agreement between TIP and SandPointe Asset Management, LLC (“SandPointe”), a new money manager managing assets on behalf of the Fund. This Information Statement explains why the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “board” or the “trustees”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the amended and restated fee schedule with Hosking and each of the new money manager agreements with AQR and SandPointe. Among other things, this Information Statement describes generally the terms of the amended and restated fee schedule and the new money manager agreements and provides information about Hosking, AQR and SandPointe.

A Notice of Internet Availability of the Information Statement is being mailed on or about November 15, 2017 to members of record as of October 31, 2017.

Multi-Asset Fund is providing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

1

This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the amended and restated fee schedule with Hosking, the money manager agreements with AQR and SandPointe, and the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS”), and TIP’s advisory agreement with TAS on behalf of Multi-Asset Fund.

PART II contains information about TIP, TAS, Hosking, AQR and SandPointe, and other miscellaneous items.

2

I.	MONEY MANAGER AGREEMENTS WITH HOSKING, AQR AND SANDPOINTE

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to the Fund. TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

During in-person meetings held on June 28-29, 2017 (the “June Meeting”) and September 21, 2017 (the “September Meeting”), the board evaluated and approved the amended and restated fee schedule to the money manager agreement with existing manager, Hosking, and the money manager agreements with new money managers, AQR and SandPointe, on behalf of Multi-Asset Fund. The amended and restated fee schedule with Hosking became effective October 1, 2017, and the money manager agreements with AQR and SandPointe became effective September 29, 2017 and October 27, 2017, respectively.

In general, a mutual fund cannot enter into a new investment advisory agreement or materially amend an existing investment advisory agreement unless the members (or shareholders) of that mutual fund vote to approve the agreement. Multi-Asset Fund, however, has entered into each money manager agreement, including those described in this Information Statement, without seeking the vote of members in accordance with an exemptive order (the “Exemptive Order”) issued by the Securities and Exchange Commission (the “SEC”). The Exemptive Order permits TAS and the TIP funds, subject to TIP board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements. This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the amended and restated fee schedule with Hosking and the money manager agreements with AQR and SandPointe as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to the Fund pursuant to an Advisory Agreement dated as of December 16, 2014 (the “Advisory Agreement”). The Advisory Agreement is substantially the same as the Amended and Restated Advisory Agreement dated as of June 1, 2011 between TAS and TIP’s predecessor, TIFF Investment Program, Inc. (“TIP Inc.”). Effective December 16, 2014, TIP Inc., a Maryland corporation, was reorganized into TIP, a Delaware statutory trust (the “Reorganization”)1. The Advisory Agreement, which was initially approved by the trustees of TIP at a meeting held on September 11, 2014, was last submitted to a vote of the sole shareholder of TIP on December 16, 2014. The purpose of submission of the Advisory Agreement to the sole shareholder was to seek approval of the Advisory Agreement in connection with the Reorganization. The board last approved the continuance of the Advisory Agreement for Multi-Asset Fund at the June Meeting. TAS has served as Multi-Asset Fund’s investment adviser since the Fund’s inception on March 31, 1995.

1 Similarly, TIFF Multi-Asset Fund, which was a series of TIP Inc., was reorganized into a series of TIP, the Delaware statutory trust, which series continues to be known as TIFF Multi-Asset Fund. References in this information statement to “Multi-Asset Fund” or the “Fund” include the TIFF Multi-Asset Fund series of TIP Inc. or TIP, the Delaware statutory trust, or both, as the context of the sentence requires.

3

Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Fund. The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the board external money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2016, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $9,393,392. For the fiscal year ended December 31, 2016, the management fees earned by the Fund’s external money managers were $21,884,106 in the aggregate.

TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives on a monthly basis an annualized fee of 0.02% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the fiscal year ended December 31, 2016, the fees paid to TAS by Multi-Asset Fund under the services agreement were $888,155.

The Amended and Restated Fee Schedule between TIP and Hosking

Hosking manages certain assets of Multi-Asset Fund pursuant to a money manager agreement dated April 30, 2015 (the “Hosking money manager agreement”). The trustees initially approved the Hosking money manager agreement at a meeting held on March 30, 2015. In connection with its annual review of TIP’s investment advisory and money manager agreements and fees (the “Annual Review”) at the June Meeting, the board approved the continuance of the money manager agreement between TIP, on behalf of Hosking, for another one-year term commencing July 1, 2017. Because Multi-Asset Fund operates pursuant to the Exemptive Order, the Hosking money manager agreement was not required to be, and has not been, submitted to a vote of members. At the September Meeting, the trustees considered a recommendation from TAS to amend the fee schedule to the money manager agreement with Hosking to change the mechanics of the calculation of the performance-based fee.

4

Under the Hosking money manager agreement, Hosking is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.275% per year on all assets comprising that portion of Multi-Asset Fund managed by Hosking (the “Hosking portfolio”). No change was proposed for the asset-based portion of Hosking’s fee. For the performance fee, Hosking currently receives 18% of the amount by which the annualized return generated by the Hosking portfolio exceeds the annualized return of a blended benchmark, comprised of 50% MSCI All Country World Index (net dividends reinvested) and 50% MSCI All Country World Index (gross dividends reinvested), measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets in the Hosking portfolio over the same sixty (60) month period. During the period before a full 60 months of performance is achieved (the “transitional period”), the performance fee is an accelerated calculation taking into account excess return, number of years elapsed, and previously paid fees. Also, upon a withdrawal of assets, the calculation of the performance-based fee due accounts for any unbilled excess return since the most recent fee calculation. Under the money manager agreement, the Hosking portfolio’s excess return over the period ending on the withdrawal date (which may range between 48 and 60 months) is multiplied by the number of days in the period divided by 365. Any fees already billed and paid within this calculation period are then deducted from this figure to arrive at the performance-based fee due. For the fiscal year ended December 31, 2016, Hosking earned fees of $805,579 for its services as a money manager.

In order to avoid unintended distortions caused by the calculation of the performance fee (i) during the transitional period and (ii) upon a withdrawal of assets from the Hosking portfolio, TAS recommended that the board approve the amended and restated fee schedule. Under the amended and restated fee schedule, the sixty (60) month annualized excess return is calculated more uniformly, simply assuming no outperformance or underperformance in the years prior to the inception of the investment, to create a full sixty (60) months return for the purpose of calculating the performance-based fee in years 1-4 of the transitional period. With respect to fees charged upon a withdrawal of assets from the Hosking portfolio, the amended and restated fee schedule also weights the returns of each year in the relevant calculation period in accordance with how many times that one-year return has already been used to calculate a performance fee.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration by the Board of the Amended and Restated Fee Schedule between TIP and Hosking”), the trustees voted to approve the amended and restated fee schedule to the Hosking money manager agreement. The terms of the Hosking money manager agreement are more fully described below under “Description of the Amended and Restated Fee Schedule to the Hosking Money Manager Agreement.”

Consideration by the Board of the Amended and Restated Fee Schedule between TIP and Hosking

During the September Meeting, the board evaluated and approved an amended and restated fee schedule to the money manager agreement with Hosking for Multi-Asset Fund. In considering the amended and restated fee schedule with Hosking at the September Meeting, the board took into account information it had received in connection with the Annual Review, including the money manager agreement with Hosking. The board noted that, at that time, it had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and Hosking for another one-year term commencing July 1, 2017.

5

In connection with the Annual Review, the board had requested and considered a wide range of information from TAS and Hosking of the type it regularly considers when determining whether to continue Multi-Asset Fund’s money manager agreements as in effect from year to year. In approving the amended and restated fee schedule at the September Meeting, the board considered the same factors and information that it considered in approving the continuance of the money manager agreement with Hosking at the Annual Review, as well as such other information as the board considered appropriate. During the Annual Review, the board considered information regarding Hosking’s personnel and services, investment mandate, investment strategies and philosophies, portfolio management, performance, and fees and expenses. Information about Hosking’s brokerage practices was also provided, including allocation methodologies, best execution policies, commission rates, and soft dollar program. In addition, the board considered information with respect to the compliance, risk management, and administration of Hosking, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Hosking.

The board noted that the purpose of the amended and restated fee schedule was to modify the fees paid to Hosking in two instances, and that otherwise the terms of Hosking’s money manager agreement for Multi-Asset Fund remained unchanged since it’s review and approval as part of the Annual Review. The board also noted that TAS recommended approval of the amended and restated fee schedule, which revised the calculation method for the performance fee component of the fee schedule, so that for the first five years after funding, the assumed return for years prior to the funding date was equal to the benchmark return. In this regard the board considered the materials provided by TAS discussing the change and its potential impact, including its impact to fees over the life of the agreement and, in particular, at the time of a withdrawal of assets from the account. The board also noted that the TAS materials included a representation from Hosking that the change to the fee schedule would not result in any changes to the nature, quality, or extent of investment advisory services to be provided to Multi-Asset Fund by Hosking.

At the September Meeting, the board also noted that in connection with the Annual Review, the Board (1) considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of a money manager agreement; and (2) reviewed Hosking’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with Hosking.

At the September Meeting, the board noted the information received at regular meetings throughout the year related to the services rendered by Hosking concerning the management of the Hosking portfolio. The board’s evaluation of the services provided by Hosking took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of Hosking’s investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Hosking. Consistent with the approach taken by the board at the Annual Review, (1) the board did not specifically consider the profitability or expected profitability of Hosking resulting from its relationship with Multi-Asset Fund because Hosking is not affiliated with TAS or TIP, except by virtue of serving as a money manager to Multi-Asset Fund, and the fees to be paid to Hosking were negotiated on an arm’s-length basis in a competitive marketplace, and (2) the board noted that the amended and restated fee schedule with Hosking did not include breakpoints that would enable Multi-Asset Fund to benefit from economies of scale, but did include a performance fee which aligned Hosking’s interests with those of Multi-Asset Fund.

6

The board based its evaluation on the material factors presented to it at the September Meeting and at the Annual Review and discussed above, including: (1) the terms of the amended and restated fee schedule; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services expected to be provided and any additional benefits to be received by Hosking in connection with providing services to Multi-Asset Fund in the future; (3) the nature, quality, and extent of the services expected to be performed by Hosking; (4) the overall organization, skills, and experience of Hosking in managing the Hosking portfolio; and (5) the contribution of Hosking towards the overall performance of Multi-Asset Fund.

In arriving at its decision to approve the amended and restated fee schedule, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the amended and restated fee schedule to the Hosking money manager agreement for Multi-Asset Fund. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the amended and restated fee schedule and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the amended and restated fee schedule was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the amended and restated fee schedule was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Amended and Restated Fee Schedule to the Hosking Money Manager Agreement

The amended and restated fee schedule to the Hosking money manager agreement is included as Appendix A to this Information Statement. The following description of the amended and restated fee schedule to the Hosking money manager agreement is qualified in its entirety by reference to the full text of the amended and restated fee schedule.

The Hosking money manager agreement provides that Hosking will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The Hosking money manager agreement requires Hosking to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Hosking may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided by such broker-dealers. Hosking is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Hosking determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the Hosking money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Hosking from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

7

The amended and restated fee schedule changes the mechanics of the calculation of the performance-based fee in the transitional period and upon withdrawal of assets from the Hosking portfolio.  Under both the previous fee schedule and the amended and restated fee schedule, for the performance fee, Hosking received 18% of the amount by which the annualized return generated by the Hosking portfolio exceeds the annualized return of a blended benchmark, comprised of 50% MSCI All Country World Index (net dividends reinvested) and 50% MSCI All Country World Index (gross dividends reinvested), measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets in the Hosking portfolio over the same sixty (60) month period.  When calculating the performance-based fee due upon withdrawal of assets under the previous fee schedule, the Hosking portfolio’s excess return over the period ending on the withdrawal date (which may range between 48 and 60 months) was multiplied by the number of days in the period divided by 365.  Any fees already billed and paid within this calculation period are then deducted from this figure to arrive at the performance-based fee due.

Under the amended and restated fee schedule, the excess return is calculated more uniformly during the initial transitional period.  Rather than using an accelerated calculation, it simply assumes no outperformance or underperformance in the years prior to the inception of the investment, to create a full sixty (60) months return for the purpose of calculating the performance-based fee in years 1-4 of the transitional period.  Upon a withdrawal of assets from the Hosking portfolio, the amended and restated fee schedule weights the returns of each year in the relevant calculation period in accordance with how many times that one-year return has already been used to calculate a performance fee.

The Hosking money manager agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Hosking, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Hosking money manager agreement provides that Hosking shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Hosking in providing services under the agreement or from reckless disregard by Hosking of its obligations and duties under the agreement.

8

The Money Manager Agreement between TIP and AQR

At the September Meeting, the board considered TAS’s recommendation that AQR be added as a money manager for Multi-Asset Fund. TAS recommended that AQR be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to AQR’s performance and experience and its investment approach and strategy. AQR is a systematic investment firm that manages two separate investment mandates for Multi-Asset Fund. The first mandate is a US minimal constraint mandate (the “AQR US mandate”) for which the manager’s investment approach is to target on average a long exposure of 130% of net assets with a short exposure of 30% of net assets, in US equities, benchmarked to the Russell 1000 Index.  The second mandate is an international minimal constraint mandate (the “AQR EAFE mandate”) for which the manager‘s investment approach will be to target on average a long exposure of 130% of net assets with a short exposure of 30% of net assets, in international equities, benchmarked to the MSCI EAFE Index.  Actual long and short exposures for each mandate will vary according to market conditions. For both investment mandates, AQR utilizes a quantitative investment process that systematically evaluates securities by analyzing a variety of data through the use of models to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, value and momentum strategies.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration by the Board of the Money Manager Agreement with AQR”), the trustees voted to approve the money manager agreement with AQR. The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with AQR.”

Consideration by the Board of the Money Manager Agreement with AQR

During the September Meeting, the board evaluated and approved the money manager agreement for Multi-Asset Fund with a new money manager, AQR. In this regard, the board requested and considered a wide range of information from AQR and TAS in advance of the September Meeting, and at the September Meeting the trustees reviewed this information with TAS staff and separately in executive session with the trustees’ independent legal counsel. Among other matters, the board considered information regarding AQR’s personnel and services, investment strategies and philosophies and portfolio management, including the experience of AQR’s investment personnel. The board also considered AQR’s potential portfolio holdings, fees and expenses, and the performance of certain other accounts that had been managed by AQR’s investment professionals. The board noted that the proposed management fee for each of the investment strategies to be implemented by AQR on behalf of Multi-Asset Fund did not include breakpoints that would enable Multi-Asset Fund to benefit from economies of scale, but did include a performance fee which aligned AQR’s interests with those of Multi-Asset Fund. Information about AQR’s proposed brokerage practices was also provided, including proposed allocation methodologies and best execution policies. In addition, the board considered information with respect to the compliance and administration of AQR, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting AQR.

The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the money manager agreement. The board also reviewed AQR’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement with AQR. In addition, during the September Meeting TAS staff (1) reviewed the process undertaken and due diligence performed in assessing AQR as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the board regarding, among other things, AQR’s compliance program, including information about AQR’s compliance staffing and the level of resources dedicated to AQR’s compliance functions.

9

The board also considered a number of additional factors in evaluating the money manager agreement with AQR on behalf of Multi-Asset Fund. The board considered the advisory services AQR was expected to provide to Multi-Asset Fund; the potential benefits of including AQR as a money manager to Multi-Asset Fund; operational matters related to the implementation of AQR’s investment strategies and related risks; and other information deemed relevant.

The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with AQR. The board based its evaluation on the material factors presented to it at the September Meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by AQR in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be provided by AQR; and (4) the nature and expected effects of adding AQR as a money manager of Multi-Asset Fund. The board did not specifically consider the profitability of AQR expected to result from its relationship with Multi-Asset Fund because AQR is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to AQR were negotiated on an arm’s-length basis in a competitive marketplace.

In arriving at its decision to approve the money manager agreement with AQR, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreement with AQR for Multi-Asset Fund. Prior to the vote being taken, the board met separately in executive session to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with AQR was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the money manager agreement with AQR was desirable and in the best interests of Multi-Asset Fund and its members.

10

Description of the Money Manager Agreement with AQR

The money manager agreement with AQR for Multi-Asset Fund is included as Appendix B to this Information Statement. The following description of the money manager agreement is qualified in its entirety by reference to the full text of the agreement.

The money manager agreement with AQR provides that AQR will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The money manager agreement requires AQR to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, AQR may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such broker-dealers. AQR is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if AQR determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts AQR from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The money manager agreement provides that AQR will be compensated in part based on assets and in part based on performance. For the AQR US mandate, AQR will receive an asset-based fee of 0.20% per year on all assets comprising the AQR US mandate account and a performance-based fee of 17% of the amount by which the value of the AQR US mandate account exceeds the value of a hurdle account, determined by reference to the Russell 1000 Index, calculated over 12-month periods ending December 31.  For the AQR EAFE mandate, AQR will receive an asset-based fee of 0.30% per year on all assets comprising the AQR EAFE mandate account and a performance-based fee of 17% of the amount by which the value of the AQR EAFE mandate account exceeds the value of a hurdle account, determined by reference to the MSCI EAFE Index, calculated over 12-month periods ending December 31.

The money manager agreement with AQR provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by AQR, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreement provides that AQR shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by AQR in providing services under the money manager agreement or from reckless disregard by AQR of its obligations and duties under the money manager agreement.

11

The Money Manager Agreement between TIP and SandPointe

At the June Meeting, the board considered TAS’s recommendation that SandPointe be added as a money manager for Multi-Asset Fund. TAS recommended that SandPointe be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to SandPointe’s performance and experience and its investment approach and strategy. SandPointe seeks to take advantage of the systematic mispricings of US equity and Volatility ndex (VIX) futures, which exist for behavioral and structural reasons. SandPointe uses a classification model with the goal of differentiating between periods when these futures may be overpriced, underpriced, or fairly-priced. Depending upon the classification, the strategy will be either long or short US equity beta through the trading of S&P 500 and VIX futures exclusively, or remain in cash. The strategy seeks to produce uncorrelated returns that outperform the S&P 500 Index, while simultaneously providing investors with some degree of protection against major market corrections.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration by the Board of the Money Manager Agreement with SandPointe”), the trustees voted to approve the money manager agreement with SandPointe. The terms of the money manager agreement are more fully described below under “Description of the Money Manager Agreement with SandPointe.”

Consideration by the Board of the Money Manager Agreement with SandPointe

In considering the money manager agreement with SandPointe for Multi-Asset Fund, the board requested and considered a wide range of information from TAS and SandPointe in advance of the June Meeting. The board approved the money manager agreement with SandPointe at the June Meeting. The board considered information regarding SandPointe’s personnel and services, investment strategies and philosophies and portfolio management, including the experience of SandPointe’s investment personnel. The board also considered SandPointe’s potential portfolio holdings, fees and expenses, and the performance of other accounts that had been managed by SandPointe’s investment professionals. The board noted that the proposed management fee did not include breakpoints but included provisions that would reduce the asset-based fee rate and the performance fee rate if overall assets in the strategy, including the Fund’s investments, exceed certain thresholds. Information about SandPointe’s proposed brokerage practices was also provided, including proposed allocation methodologies and best execution policies. In addition, the board considered information with respect to the compliance and administration of SandPointe, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting SandPointe.

The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the money manager agreement. The board also reviewed SandPointe’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement, as well as responses to additional questions posed by the board regarding SandPointe’s limited track record and operating history, risks inherent to managers in the volatility space, “key man” risk, and risks associated with the strategy’s tactical allocation which could result in extended periods where the assets comprising that portion of Multi-Asset Fund managed by SandPointe (the “SandPointe portfolio”) remains in cash earning only a risk-free cash return. At a telephonic executive session held June 23, 2017, the trustees discussed the proposed money manager agreement with their independent counsel and directed counsel to request additional information regarding SandPointe’s expected investment opportunities, strategies and investment professionals. In addition, TAS staff provided responses post-meeting to certain additional questions from the board regarding, among other things, expectations for SandPointe’s potential long-term performance, including contributing factors potentially driving projected outcomes, performance benchmarks, and the investment team’s criteria for determining timing of investing with and withdrawing from SandPointe.

12

The board considered a number of additional factors in evaluating the proposed money manager agreement with SandPointe on behalf of Multi-Asset Fund. The board considered the advisory services SandPointe was expected to provide to the Fund; the potential benefits of including SandPointe as a money manager to the Fund; and other information deemed relevant.

The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with SandPointe. The board did not specifically consider the profitability of SandPointe expected to result from its relationship with Multi-Asset Fund because SandPointe is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to SandPointe were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the June Meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by SandPointe in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be performed by SandPointe; and (4) the nature and expected effects of adding SandPointe as a money manager of Multi-Asset Fund.

In arriving at its decision to approve the money manager agreement with SandPointe at the June Meeting, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreement with SandPointe for Multi-Asset Fund at the June Meeting. Prior to the vote being taken, the board met separately in executive session with independent counsel at the June Meeting to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with SandPointe was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the money manager agreement with SandPointe was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Money Manager Agreement with SandPointe

The money manager agreement with SandPointe for Multi-Asset Fund is included as Appendix C to this Information Statement. The following description of the money manager agreement is qualified in its entirety by reference to the full text of the agreement.

13

The money manager agreement with SandPointe provides that SandPointe will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The money manager agreement requires SandPointe to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, SandPointe may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act provided by such broker-dealers. SandPointe is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if SandPointe determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts SandPointe from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The money manager agreement provides that SandPointe will be compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.70% per year on all assets comprising the SandPointe portfolio. If SandPointe’s aggregated strategy assets exceed $300 million, the asset-based fee will be reduced to 0.20% per year. For the performance-based fee, SandPointe will receive 12.5% of the amount by which the performance of the SandPointe portfolio exceeds a hurdle rate. The hurdle rate is initially 5.0%. If SandPointe’s aggregated strategy assets exceed $300 million, the hurdle rate will be increased to 7.5% and if SandPointe’s aggregated strategy assets exceed $600 million, the performance fee rate will be reduced to 0.00% permanently. For purposes of these fee calculations, “SandPointe’s aggregated strategy assets” means all assets managed by SandPointe in the same strategy as that pursued for Multi-Asset Fund, irrespective of source and not limited to the assets of TIP and other funds advised by TAS or its affiliates.

14

The money manager agreement with SandPointe provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by SandPointe, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreement provides that SandPointe shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by SandPointe in providing services under the money manager agreement or from reckless disregard by SandPointe of its obligations and duties under the money manager agreement.

Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its 2016 fiscal year. The table also shows a pro forma estimate of what such 2016 expenses would have been during that year had the money manager agreements with AQR and SandPointe been in effect during that year. The table reflects only the asset-based portion of the AQR and SandPointe fee schedules but does not reflect the performance-based components because it is not known how such portfolios would have performed during the period. The pro forma table does not reflect a pro forma estimate of 2016 expenses with respect to Hosking since there was no change to the asset-based component of the amended and restated fee schedule for Hosking (as noted above). The table is designed to facilitate an understanding of the potential impact of the new arrangements on Multi-Asset Fund’s fees and expenses. Actual Fund fees and expenses will differ from those presented here due in part to factors such as the amount of Fund assets managed by each money manager, the performance achieved by those money managers having performance-based fee schedules, and the Fund’s average net assets during relevant periods.

15

	Multi-Asset Fund
	2016 Actual Expenses	2016 Pro Forma Expenses

Shareholder Fees
(fees paid directly from your investment):
Entry Fees on Purchases	0.50%	0.50%
(as a percentage of amount invested)

Redemption Fees	0.50%	0.50%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.71%	0.70	%[a][b]
Other Expenses	0.19%	0.20%
Other Expenses	0.17%	0.17%
Interest Expense and Dividends on Short Sales	0.02%	0.03%
Acquired Fund Fees and Expenses	0.49%	0.49%

Total Annual Fund Operating Expenses	1.39%[c]	1.39	%[a][b]

[a] Pro Forma Management Fees and Total Annual Fund Operating Expenses show an estimate of what the expenses of the Fund would have been in 2016 had the money manager agreements with AQR and SandPointe been in effect during 2016. With respect to AQR and SandPointe, the restated fees and expenses show only the effects of the asset-based portion of the fee schedule but not the performance-based component of the fee schedule.

[b] This Pro Forma calculation assumes that the TIFF assets managed by SandPointe in this particular strategy do not exceed $300 million; if exceeded there would be a reduction in the asset-based fee.

[c] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the “Financial Highlights” section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Cost of Investing Example

This example is intended to help members compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2016 are used, as are pro forma estimates of what such 2016 expenses would have been had AQR and SandPointe served as money managers for Multi-Asset Fund during the year under the new arrangements described herein, as shown in the expense table above. The pro forma expenses do not reflect the performance-based component of AQR’s and SandPointe’s fee schedules. The example does not include pro forma estimates for Hosking for the reasons previously described above. The actual and pro forma examples assume that a member invests $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% return each year, the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table above, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios shown below and redemption (exit) fees are reflected in the rows labeled “With redemption at end of period.”  Actual costs may be higher or lower.

16

	Multi-Asset Fund
	2016 Actual	2016 Pro Forma
One Year
With redemption at end of period	$242	$242
No redemption at end of period	$191	$191

Three Years
With redemption at end of period	$543	$543
No redemption at end of period	$488	$488

Five Years
With redemption at end of period	$866	$866
No redemption at end of period	$807	$807

Ten Years
With redemption at end of period	$1,781	$1,781
No redemption at end of period	$1,710	$1,710

II.	OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of two distinct funds, each with its own investment objective and policies. TIP was organized as a statutory trust under Delaware law on September 11, 2014, and consists of Multi-Asset Fund and TIFF Short-Term Fund. On December 16, 2014, each series of TIP assumed the assets and liabilities of the corresponding series of TIP Inc. as part of the Reorganization. TIP Inc. was originally incorporated under Maryland law on December 23, 1993, and its Multi-Asset Fund series commenced operations on March 31, 1995. The TIP mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

17

Information about TAS

TIFF Advisory Services, Inc. is the investment adviser to the TIP mutual funds. TAS’s principal offices are located at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the board external money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, managing directly a portion of the Fund’s portfolio, and employing certain risk management and other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to it. Each money manager specializes in a particular market or utilizes a particular investment style. TAS invests primarily in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US treasury obligations, in accordance with the fund’s investment objective, policies and restrictions. TAS may also oversee portfolio investments that are designed to track closely the returns of third-party or customized indices or that provide indirect exposure to the investment programs of other independent investment management firms, usually through total return swaps.

Additional Information about Hosking

Jeremy Hosking, James Seddon, Luke Bridgeman, Jules Mort and Django Davidson are all Partners and Portfolio Managers of Hosking Partners LLP. The business address of Hosking and the Partners is St Vincent House, 30 Orange Street, London WC2H 7HH, United Kingdom.

Hosking is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Additional Information about AQR

Clifford S. Asness, Ph.D., M.B.A. is the President and Managing and Founding Principal of AQR Capital Management, LLC. AQR Capital Management Holdings, LLC (“AQR Holdings”) is the sole member and owner of AQR. Mr. Asness may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. The business address of each of AQR, AQR Holdings, and Mr. Asness is Two Greenwich Plaza, Greenwich, CT 06830.

AQR is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Additional Information about SandPointe

Dennis Hammond is the Chief Executive Officer and Manager of SandPointe Asset Management, LLC. Mr. Hammond and his spouse, Shelia Hammond, control SandPointe because they own greater than 25% of the voting securities issued by SandPointe. The business address of SandPointe and Mr. Hammond is 777 S. Flagler Drive, West Tower, Suite 1800, West Palm Beach, FL 33401.

SandPointe is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to Multi-Asset Fund, to TAS, or to the money manager. TAS and the money managers may cause Multi-Asset Fund to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

18

Interests of Trustees and Officers of the Fund

To the knowledge of Multi-Asset Fund, no trustee of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreements with Hosking, AQR or SandPointe. No trustee purchased or sold securities of or interests in Hosking, AQR or SandPointe, or any entity directly or indirectly controlling or controlled by Hosking, AQR or SandPointe since January 1, 2016. No trustee or officer of TIP is an officer, employee, director, general partner, or shareholder of Hosking, AQR or SandPointe. No trustee or officer of TIP owns securities of or has any material direct or indirect interest in Hosking, AQR or SandPointe or any other person controlling, controlled by, or under common control with Hosking, AQR or SandPointe. No trustee of TIP had any material interest, direct or indirect, in any material transactions in which Hosking, AQR or SandPointe, or any entity directly or indirectly controlling or controlled by Hosking, AQR or SandPointe, is or was a party since January 1, 2016, or has such an interest in any such proposed transactions.

Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Distributor.  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of October 31, 2017, Multi-Asset Fund had 233,876,404.138 shares outstanding.

As of October 31, 2017, there were no members that owned of record or beneficially 5% or more of the outstanding shares of Multi-Asset Fund.

As of October 31, 2017, the trustees and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

19

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2016, and semi-annual report for the period ended June 30, 2017, were previously distributed to members. TIP will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any member requesting such reports. To request a copy of such reports, members should contact TIFF Member Services by mail, telephone, or email using the contact information below or by visiting the SEC’s website at www.sec.gov.

 170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

20

Appendix A

AMENDMENT

to

MONEY MANAGER AGREEMENT

and SCHEDULE I

THIS AMENDMENT is entered into as of October 1, 2017, between Hosking Partners LLP (the “Manager”) and TIFF Investment Program (“TIP”) for its TIFF Multi-Asset Fund (the “Fund”).

RECITALS

WHEREAS, the Manager and the Fund are parties to that certain Money Manager Agreement dated as of April 30, 2015, as amended, (the “Agreement”) pursuant to which the Manager serves as an investment adviser to the Fund; and

WHEREAS, pursuant to Section 11 of the Agreement, the parties hereto desire to amend and restate Schedule I to the Agreement to update the fee schedule; and

WHEREAS, the Manager represents that there will be no change in (a) the nature, quality or extent of services to be provided by the Manager; (b) the investment advisory or other services provided to the Fund; or (c) the personnel providing such services as a result of this amendment.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.	Amendment.

(a)	Schedule I to the Agreement is hereby deleted in its entirety and replaced with the Amended and Restated Schedule I attached hereto.

2.	Miscellaneous.

(a)	This Amendment shall be effective as of October 1, 2017.
(b)	Except as amended hereby, the Agreement shall remain in full force and effect.
(c)	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
(d)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed by its duly authorized officer, as the case may be, as of the date and year first above written.

A-1

Appendix A

On behalf of Fund by		On behalf of
TIFF INVESTMENT PROGRAM		Hosking Partners LLP

By:	/s/ Kelly Lundstrom	By:	/s/ Simon Hooper

Name:	Kelly Lundstrom	Name:	Simon Hooper

Title:	VP	Title:	Partner

A-2

Appendix A

Schedule I

to the

Money Manager Agreement

Dated as of April 30, 2015

Between

Hosking Partners LLP (the “Manager”)

and

TIFF Investment Program, for its TIFF Multi-Asset Fund (the “Fund”)

With effect from October 1, 2017 (the “Amendment Date”), as compensation for the services performed and the facilities and personnel provided by the Manager for TIFF Multi-Asset Fund pursuant to this Agreement, the Fund will pay the Manager a fee as set forth below.

The Fund will pay the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Fee”), each as described below.

The Investment Management Fee payable in respect of the period prior to the Amendment Date shall be determined in accordance with Schedule I to the Agreement in force prior to the Amendment Date.

Performance Fees payable in connection with withdrawals from the Managed Assets prior to the Amendment Date will be determined in accordance with Schedule I to the Agreement in force prior to the Amendment Date.

Except as provided in the preceding paragraph, Performance Fees calculated in respect of a Calculation Date falling after May 6, 2016, will be calculated in accordance with the formulae and conditions set out in Schedule I of the Agreement which comes into force on the Amendment Date.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

1	Definitions related to Fee Calculations

Average Net Assets: The Average Net Assets of a Holding means the average of the daily Net Asset Value of the Holding for the following periods:

(i)	on any Calculation Date arising before the fifth Anniversary Calculation Date of a Holding, the Average Net Assets of the Holding over the period starting on the Effective Date of the Holding and ending on the relevant Calculation Date; and
(ii)	on the fifth Anniversary Calculation Date of a Holding and for each Calculation Date thereafter, the Average Net Assets of the Holding over the relevant Calculation Period.

Calculation Date: The date which is (i) the last day of the calendar month in which the anniversary of the Effective Date for the relevant Holding occurs (each such date, an “Anniversary Calculation Date”) and (ii) if earlier, the date on which the Fund withdraws all or part of a Holding (exclusive of withdrawals made to pay custodian transaction charges and the fees payable hereunder).

A-3

Appendix A

Calculation Period: In relation to each Anniversary Calculation Date, the Calculation Period is the period of 60 months ending on the relevant Anniversary Calculation Date or, for calculating a Performance Fee on the fifth Anniversary Calculation Date of a Holding which has an Effective Date falling on a day other than the last day of a month, the period from the Effective Date of that Holding up to (and including) the fifth Anniversary Calculation Date, even if that period exceeds 60 months. In relation to a Calculation Date arising on a withdrawal of all or part of a Holding, (i) where the Calculation Date falls on or before the fifth Anniversary Calculation Date of a Holding, the period starting on the Effective Date of the Holding and ending on that Calculation Date; and (ii) where the Calculation Date falls after the fifth Anniversary Calculation Date of a Holding, the period that starts on the day on which the next regularly occurring Calculation Period would have started (i.e. assuming no withdrawal) and ends on the date of the withdrawal, resulting in a Calculation Period of up to but not more than 60 months.

Effective Date: The Effective Date is (i) in relation to the first Holding, the day on which the Managed Assets are first placed with the Manager except that for purposes of the Performance Fee, the Effective Date shall be May 7, 2015, and (ii) in relation to each other Holding, the date on which the relevant addition is made to the Managed Assets or such later date as TIP and the Manager may agree.

Excess Return: Excess Return is the arithmetic difference between:

(i)	the annualized performance of a Holding during the applicable Calculation Period, calculated geometrically in accordance with sub-paragraph 3.1.2 (for Performance Fees calculated on Anniversary Calculation Dates) or sub-paragraph 3.2.5 (for Performance Fees calculated on withdrawals), and
(ii)	the annualized performance of the Performance Benchmark during the same Calculation Period, expressed as a percent to the nearest two decimal places and calculated geometrically in accordance with sub-paragraph 3.1.2 (for Performance Fees calculated on Anniversary Calculation Dates) or sub-paragraph 3.2.5 (for Performance Fees calculated on withdrawals).

Fee Rate: 0.275% per annum on all Managed Assets

Holding: The first tranche of Managed Assets placed with the Manager by the Fund and each subsequent addition to the Managed Assets shall be a separate Holding, unless TIP and the Manager agree otherwise, in which case such additional assets will be added to the latest Holding. Each Holding will have its own Effective Date and separate Performance Fees will be calculated in respect of each Holding.

Holding Ratio: In relation to each Holding, the Holding Ratio is the value of the Holding divided by the value of the Managed Assets as at the date when an addition or withdrawal is made or when a Performance Fee is paid. For so long as there is only one Holding, the Holding Ratio is ‘1’.

“Net Asset Value” the Net Asset Value of the Managed Assets shall initially be equal to the value of such assets placed with the Manager as of the close of the Fund’s business on the Effective Date, computed as described in the Funds’ Registration Statement, and shall thereafter be adjusted to reflect the daily change in the value of the Managed Assets and cash flows, if any, including withdrawals from or additions to the Managed Assets by the Fund and payment of the following expenses due in respect of the preceding months or Calculation Periods (as the case may be): the Investment Management Fee, the Performance Fee, and custodian transaction charges.

A-4

Appendix A

Where there are multiple Holdings, the “Net Asset Value” of a Holding as of any day shall be determined by multiplying the Net Asset Value of the Managed Assets by the applicable Holding Ratio in accordance with sub-paragraph 3.3.

Performance Benchmark means the benchmark comprising 50% of the return of the Morgan Stanley Capital International (MSCI) All Countries World Index, Net Dividends Reinvested as published by MSCI (Bloomberg Ticker: M1WD or its successor) plus 50% of the return of Morgan Stanley Capital International (MSCI) All Countries World Index, Gross Dividends Reinvested as published by MSCI (Bloomberg Ticker: M2WD or its successor).

Transitional Period: The Transitional Period for a Holding shall commence on the Effective Date of such Holding and shall end on the last day of the calendar month in which a full 60 months of performance for such Holding has been achieved.

2	Calculation of the Investment Management Fee

The Fund will pay the Manager an asset-based fee calculated monthly as of the last day of the calendar month by applying the Fee Rate to the Average Net Assets of each Holding for the month to which the fee relates and summing the results.

The Investment Management Fee will be paid within 30 days of the end of the month to which the fee relates and will be pro-rated for any period that is less than a full calendar month.

3	Calculation and Payment of Performance Fee

For each Calculation Period and upon a withdrawal of all or part of a Holding, the Performance Fee shall be the higher of zero and the amount determined using the applicable formula set forth below.

The Performance Fee shall be payable annually in arrears at the end of the month following the month in which the relevant Calculation Date occurs. The Performance Fee shall be paid from the Holding to which the fee relates, except for (i) those fees payable upon a complete withdrawal of a Holding or if the value of the Holding is less than the Performance Fee payable, in which case the fee shall be applied to the remaining Holding(s) on a first-in-first-out basis and (ii) those Performance Fees payable subsequent to a complete withdrawal of the Managed Assets.

3.1       Performance Fee—Anniversary Calculation Dates

3.1.1       On each Anniversary Calculation Date of a Holding, the Performance Fee for such Holding will be the higher of zero and the amount calculated using the following formula:

18% x Excess Return x Average Net Assets of the relevant Holding.

A-5

Appendix A

3.1.2       For the purposes of determining “Excess Return” for Performance Fees calculated on Anniversary Calculation Dates under sub-paragraph 3.1.1., the return of the relevant Holding and the return of the Performance Benchmark will be calculated geometrically and annualized over the applicable Calculation Period, subject to the following conditions:

(i)	the return of the relevant Holding will be calculated by reference to the Net Asset Value of the Managed Assets net of any Investment Management Fees paid directly by TIP (rather than out of the Managed Assets) during the Calculation Period; and
(ii)	during the Transitional Period, the return of the Holding will be deemed to be equal to the return of the Performance Benchmark for the period prior to the Effective Date of that Holding.

3.2	Performance Fee—On Complete and Partial Withdrawal of a Holding

3.2.1       A Performance Fee will also be calculated on a withdrawal of all or part of a Holding and shall become payable at the end of the month following the month in which such withdrawal occurred. Where the Fund has multiple Holdings, a partial withdrawal of Managed Assets shall be applied to the Holdings on a first-in-first-out basis.

3.2.2       The Performance Fee due on a withdrawal of all or part of a Holding will be the higher of zero and the amount calculated using the following formula:

n/365 x (Excess Return for the relevant Calculation Period x 18% x Average Net Assets of the Holding for the relevant Calculation Period),

where “n” is equal to the number of days in the Calculation Period.

3.2.3.       Where a withdrawal is allocated to only part of a Holding (on the first-in-first-out basis), the Performance Fee for that Holding shall be pro-rated according to the proportion of the Holding withdrawn.

3.2.4       If a withdrawal is made from a Holding on a date which is also an Anniversary Calculation Date, a Performance Fee must be calculated on the amount withdrawn under sub-paragraph 3.2.2. If only part of the Holding is withdrawn, a Performance Fee will also be calculated in respect of the remaining assets of the Holding under sub-paragraph 3.1.1.

3.2.5       For the purposes of determining “Excess Return” for Performance Fees calculated in connection with a full or partial withdrawal of a Holding, the return of a Holding and the return of the Performance Benchmark must be calculated geometrically and annualized over the applicable Calculation Period, subject to the following conditions:

(i)	the return of the Holding will be calculated by reference to the Net Asset Value of the Managed Assets net of any Investment Management Fees paid directly by TIP (rather than out of the assets of the Portfolio) during the Calculation Period;

A-6

Appendix A

(ii)	subject to sub-paragraph 3.2.5 (iii) and (iv), the annualized return of the Holding (after any adjustment required under sub-paragraph 3.2.5 (i)) and the annualized return of the Performance Benchmark during the Calculation Period will be calculated using the following formula:

[(1+R1)1/5 x (1+R2)2/5 x (1+R3)3/5 x (1+R4)4/5 x (1+R5)] 1/(n/365) -1

Where:

“R1”, “R2”, “R3” and “R4” equal the return of the Holding or Performance Benchmark (as the case may be) in the four periods ending on the first four Anniversary Calculation Dates in the Calculation Period respectively;

“R5” equals the return of the Holding or Performance Benchmark (as the case may be) for the period starting on the day after the last Anniversary Calculation Date before the withdrawal and ending on the date of the withdrawal; and

“n” equals the number of days in the Calculation Period

(iii)	if the Calculation Period is a period consisting of 12 or fewer months (i.e. where Excess Return is calculated in connection with a withdrawal before the first Anniversary Calculation Date), the return of the Portfolio and the return of the Performance Benchmark shall not be annualized; and

(iv)	Where the Calculation Period consists of 48 or fewer months (but more than 12 months), the calculation of the annualized return of the Holding and the Performance Benchmark will be adjusted to reflect the shorter Calculation Period as follows:

[(1+R1) (5-X)/5)……. x (1+Rw)] 1/(n/365),- 1

Where:

“R1” equals the return of the Performance Benchmark or Holding (as the case may be) in the period ending on the first Anniversary Calculation Date;

“Rw” equals the return of the Performance Benchmark or Holding (as the case may be) in the period starting on the day after the last Anniversary Calculation Date before the withdrawal and ending on the date of the withdrawal;

“X” equals the number of times that the return of the Holding in the relevant 12-month period has been used previously to calculate a Performance Fee for that Holding on an Anniversary Calculation Date; and

“n” equals the number of days in the Calculation Period.

For example, for a withdrawal falling after the second and before the third Anniversary Calculation Date, the formula for determining the annualized return of a Holding and the annualized return of the Performance Benchmark is:

[(1+R1)3/5 x (1+R2)4/5 x (1+R3)] 1/(n/365) -1

A-7

Appendix A

Where:

“R1” and “R2” equal the return of the Holding or Performance Benchmark (as the case may be) in the two periods in the ending on the first two Calculation Period;

“R3” equals the return of the Holding or Performance Benchmark (as the case may be) for the period starting on the day after the second Anniversary Calculation Date and ending on the date of the withdrawal; and

“n” equals the number of days in the Calculation Period.

3.3	Adjustment of the Holding Ratio for each Holding

Whenever an addition is made to or a withdrawal is made from the Managed Assets, the Holding Ratio of each Holding will be re-calculated using the following formula:

Holding Ratio =	NAVH + VH
NAVP + V

Where:

“NAVH” is equal to the Net Asset Value of an existing Holding as of the day before the withdrawal or addition is made or, in relation to a new Holding created by an addition to the Portfolio, the value of that addition to the Portfolio;

“VH” is equal to the amount (if any) of (1) any addition which TIP and Manager agree to treat as part of an existing Holding; or (2) of any withdrawal allocated to an existing Holding, provided that where “VH” represents a withdrawal, the value of “VH” will be negative;

“NAVP” is equal to the Net Asset Value of the Managed Assets as of the day before the addition or withdrawal is made; and

“V” is equal to the value of the addition or withdrawal, provided that where “V” represents a withdrawal, the value of “V” will be negative.

3.4	Adjustment to calculation of Average Net Assets following a withdrawal

3.4.1	Where one or more withdrawals have been allocated to a Holding during the Calculation Period prior to the current Calculation Date, the Manager shall reduce the Net Asset Value of that Holding on each day according to the percentage of the Holding which has been withdrawn since that day for the purposes of determining the Average Net Assets of that Holding.

A-8

Appendix A

For example, if TIP withdraws a third of a Holding and later makes a second withdrawal of half of the remaining Holding, the Manager shall make the following adjustments for the purposes of calculating the Average Net Assets of Holding:

(i)	the Net Asset Value of the Holding as of each day prior to the first withdrawal shall be reduced by two thirds (i.e. one third plus half of the remaining two thirds); and
(ii)	the Net Asset Value of each Holding as of each day falling after the first withdrawal but before the second withdrawal shall be reduced by one half.

3.4.2	If a partial withdrawal is made from a Holding on an Anniversary Calculation Date, the “Average Net Assets of the Holding” used to calculate a Performance Fee on the remainder of the Holding under sub-paragraph 3.1.1 will be calculated using the Net Asset Value of the Holding on the first day of the Calculation Period and on the last Business Day of each month prior to the withdrawal, in each case after any adjustment required under sub-paragraph 3.4.1 and the Net Asset Value of the Holding on the date of the withdrawal after the withdrawal has been made.

A-9

Appendix B

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and AQR Capital Management, LLC (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of September 29, 2017 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to the portion of the Fund’s assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a)       Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)       Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities, instruments and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

B-1

Appendix B

(c)       Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)       Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e)       Independent Contractor. The Manager shall for all purposes be deemed to be an independent contractor and, except as expressly authorized herein, shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)       Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings directly related to the services Manager provides pursuant to this Agreement. For the avoidance of doubt, the Manager shall not be obligated to complete or make any regulatory filings that are required to be made by the Fund.

3.	Requirements; Duties

(a)       Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements solely with respect to the Managed Assets (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”), it being understood that TIP shall deliver or otherwise make available to the Manager any amendments or supplements to the Registration Statement that contain changes that pertain to the Manager’s provision of services under this Agreement prior to the effectiveness thereof (or as soon as reasonably practicable thereafter) and such that Manager is given a reasonable amount of time to implement any such changes;

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing and which may allow the Manager, with respect to the Managed Assets, to exceed certain Fund level restrictions as stated in the Registration Statement;

B-2

Appendix B

(iv)	written instructions and directions of the board of trustees of TIP, it being understood that such instructions shall be provided such that Manager is given a reasonable amount of time to implement them; and

(v)	written instructions and directions of TAS, it being understood that such instructions shall be provided such that Manager is given a reasonable amount of time to implement them.

(b)       Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance. For the avoidance of doubt, the Manager shall only be responsible for the Requirements with respect to the Managed Assets, and shall not be liable for any acts or omissions of other investment managers managing assets of the Fund.

(c)       Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act in a manner consistent with its fiduciary obligations to the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d)       Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

B-3

Appendix B

4.	Recordkeeping and Reporting

(a)       Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All such records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall as soon as reasonably practicable return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b)       Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)       Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a)       Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities or instruments on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of  such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that it will provide TIP or TAS with a written list of brokers and dealers that are affiliates of the Manager and will, from time to time, update such list as necessary.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law and the Manager’s best execution policy. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

B-4

Appendix B

(b)       Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or instruments to be so sold or purchased. In such event, allocation of securities or instruments so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a)       Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than the last day of the month immediately following the end of the period to which the fee relates.

(b)       Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund (and not the Managed Assets) will be responsible for its own fees and expenses; provided, however that the following expenses will be paid from the Managed Assets: (i) sub-custodian transaction charges related to investments by the Managed Assets in foreign markets, (ii) the Manager’s management fees, (iii) brokerage commissions incurred by the Managed Assets, and (iv) borrowing costs related to short sale activities by the Managed Assets. For all other expenses not specifically assumed by the Manager or Managed Assets hereunder, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for them. Expenses borne by the Fund include, but are not limited to, (i) general custodial fees for the Managed Assets, (ii) memo pledging costs related to short sale activities by the Managed Assets; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services and advice to others. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

B-5

Appendix B

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

9.	Representations

(a)       The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)       The Manager represents that it is in material compliance with all applicable laws related to the services provided hereunder, both federal and state.

(c)       TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

(f)       TIP represents that all of the Fund’s current shareholders are “qualified clients,” in accordance with Rule 205-3 under the Advisers Act (“Qualified Clients”), and that all of the Fund’s shareholders will be Qualified Clients” for so long as this Agreement remains in effect.

B-6

Appendix B

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

The rights and obligations that are provided in section (f) of Paragraph 2, Paragraph 8 and Paragraph 16 shall survive the cancellation, expiration, or termination of this Agreement.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
Attn: Chief Legal Counsel
c/o TIFF Advisory Services, Inc.
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087

Fax:	610-684-8080
Email:	miops@tiff.org with a copy to cszautner@tiff.org

Manager:	Nicole DonVito
AQR Capital Management, LLC
Managing Director, Senior Counsel & Head of Registered Products
Two Greenwich Plaza
Greenwich, CT 06830
	Fax:	203-742-3315

Each party may change its address by giving notice as herein required.

B-7

Appendix B

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain, including but not limited to securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, investment models or strategies, financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”). Confidential Information shall be kept confidential and protected by any receiving party and may only be shared with a receiving party’s employees, affiliates, agents and/or service providers to the extent necessary to enable the party to fulfill its obligations under this Agreement, it being understood that such employees, affiliates, agents and/or service providers will be held to a duty of confidentiality in order to receive such Confidential Information.

A party may also disclose Confidential Information under the following circumstances: (i) portfolio holdings disclosures made by TIP in compliance with TIP’s procedures on the disclosure of portfolio holdings, when applicable; (ii) as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party, it being understood than any party receiving such a request will notify the other party to which the Confidential Information pertains, to the extent legally permissible, to allow such party an opportunity to seek a protective order from such request; or (iii) as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

B-8

Appendix B

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program on behalf of the Fund	AQR Capital Management, LLC

/s/ Kelly Lundstrom	/s/ William Fenrich
Signature	Signature

Kelly Lundstrom, VP	William Fenrich, Chief Legal Officer
Print Name/Title	Print Name/Title

B-9

Appendix B

Schedule I-A

to the

Money Manager Agreement (the “Agreement”)

Dated as of September 29, 2017

between

AQR Capital Management, LLC (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

This fee schedule will apply to the Managed Account generally referred to by the parties as the “US account.” The Managed Account to which this fee schedule will apply has a benchmark of the Russell 1000 Index.

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager for the Fund pursuant to this Agreement, the Fund will pay to the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Fee”), each as described below. For all calculations described hereunder, the net asset value of the Managed Assets shall be gross of all expenses except for the following:

i)	sub-custodian transaction charges related to investments by the Managed Assets in foreign markets,
ii)	the Manager’s management fees,
iii)	brokerage commissions incurred by the Managed Assets, and
iv)	borrowing costs related to short sale activities by the Managed Assets.

All capitalized terms used but not defined in this Schedule I will have the meanings ascribed to them in the Agreement.

Certain Defined Terms

Benchmark: Russell 1000 Index, Net Dividends Reinvested, USD [ticker: RU1QINTR]

Excess Return, for any Calculation Period, means an amount equal to the net return of the Managed Assets during such Calculation Period (with appropriate adjustments to reflect any additional contributions to, or withdrawals of, the Managed Assets) minus the Hurdle for the same Calculation Period. The Excess Return cannot be less than zero.

Hurdle, for any Calculation Period, means an amount equal to Initial Amount, as of the first day of such Calculation Period (with appropriate adjustments to reflect any additional contributions to, or withdrawals of, the Managed Assets) multiplied by the change expressed as a percentage in the Benchmark for the full length of such Calculation Period.

B-10

Appendix B

Initial Amount, for any Calculation Period, means the sum of (i) the net asset value of the Managed Assets as of the first day of such Calculation Period plus (ii) the value of the Underperformance Carryforward Amount, if any, as of the first day of such Calculation Period (with appropriate adjustments to reflect any contributions to, or withdrawals of, the Managed Assets).

Calculation Period means the period commencing as of the inception of the Account (or, alternatively, as agreed to between the Client and the Adviser), and thereafter each period commencing as of the day following the last day of the preceding Calculation Period, and ending as of the close of business on the first to occur of the following after the relevant commencement date:

(1)	December 31;

(2)	the withdrawal of all or a portion of the Managed Assets (but only with respect to the portion withdrawn); or

(3)	termination of this Agreement.

For the avoidance of doubt, withdrawals made to pay the Investment Management and Performance Fees will not constitute the end of a Calculation Period.

Underperformance Carryforward Amount shall have shall have an initial value of zero and which shall be adjusted as follows:

(1)	as of the close of each Calculation Period, the value of the Underperformance Carryforward Amount (a) shall be increased by an amount equal to the Hurdle minus the net return of the Managed Assets for such Calculation Period, which value shall not be less than zero, and (b) shall be reduced (but not below zero) by the amount, if any, of the Excess Return for such Calculation Period; and

(2)	as of the close of each Calculation Period, any positive value of the Underperformance Carryforward Amount shall be adjusted if the Managed Assets have been reduced as of the end of such Calculation Period as a result of a partial withdrawal of the Managed Assets, by reducing such positive balance (but not below zero) by an amount determined by multiplying (a) such positive value by (b) a fraction, of which (x) the numerator is equal to the amount so withdrawn, and (y) the denominator is equal to the net asset value of the Managed Assets immediately before giving effect to withdrawal.

Investment Management Fee: The Fund will pay the Manager an asset based fee of 20 basis points (0.20%) per annum, calculated monthly as of the last day of the calendar month based on the average daily net assets of the Managed Assets for the month to which the fee relates. The Investment Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the fee relates and will be prorated for any period that is less than a full calendar month. The Investment Management Fee will be paid from the Managed Assets.

B-11

Appendix B

Calculation and Payment of Performance Based Fee: The Fund will pay the Manager a Performance Fee equal to 17.0% multiplied by the Excess Return, if any, of the Managed Assets for the relevant Calculation Period. Performance Fees will be payable in arrears in the month that follows the last calendar month of the Calculation Period. Performance Fees will be paid from the Managed Assets.

Notwithstanding the foregoing, no Performance Fee will be paid until the Excess Return for such Calculation Period exceeds the value of the Underperformance Carryforward Amount. The value of the Underperformance Carryforward Amount shall be carried forward to subsequent Calculation Periods and charged against Excess Returns, if any, generated in subsequent Calculation Periods. Therefore, before the Performance Fee is calculated for a Calculation Period, any Excess Return during such Calculation Period shall be reduced by the value, if any, of the Underperformance Carryforward Amount.

B-12

Appendix B

Schedule I-B

to the

Money Manager Agreement (the “Agreement”)

Dated as of September 29, 2017

between

AQR Capital Management, LLC (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

This fee schedule will apply to the Managed Account generally referred to by the parties as the “EAFE account.” The Managed Account to which this fee schedule will apply has a benchmark of the MSCI EAFE Index.

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager for the Fund pursuant to this Agreement, the Fund will pay to the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Fee”), each as described below. For all calculations described hereunder, the net asset value of the Managed Assets shall be gross of all expenses except for the following:

i)	sub-custodian transaction charges related to investments by the Managed Assets in foreign markets,
ii)	the Manager’s management fees,
iii)	brokerage commissions incurred by the Managed Assets, and
iv)	borrowing costs related to short sale activities by the Managed Assets.

All capitalized terms used but not defined in this Schedule I will have the meanings ascribed to them in the Agreement.

Certain Defined Terms

Benchmark: MSCI EAFE Index, Net Dividends Reinvested, USD [ticker: NDDUEAFE]

Excess Return, for any Calculation Period, means an amount equal to the net return of the Managed Assets during such Calculation Period (with appropriate adjustments to reflect any additional contributions to, or withdrawals of, the Managed Assets) minus the Hurdle for the same Calculation Period. The Excess Return cannot be less than zero.

Hurdle, for any Calculation Period, means an amount equal to Initial Amount, as of the first day of such Calculation Period (with appropriate adjustments to reflect any additional contributions to, or withdrawals of, the Managed Assets) multiplied by the change expressed as a percentage in the Benchmark for the full length of such Calculation Period.

B-13

Appendix B

Initial Amount, for any Calculation Period, means the sum of (i) the net asset value of the Managed Assets as of the first day of such Calculation Period plus (ii) the value of the Underperformance Carryforward Amount, if any, as of the first day of such Calculation Period (with appropriate adjustments to reflect any contributions to, or withdrawals of, the Managed Assets).

Calculation Period means the period commencing as of the inception of the Account (or, alternatively, as agreed to between the Client and the Adviser), and thereafter each period commencing as of the day following the last day of the preceding Calculation Period, and ending as of the close of business on the first to occur of the following after the relevant commencement date:

(1)	December 31;

(2)	the withdrawal of all or a portion of the Managed Assets (but only with respect to the portion withdrawn); or

(3)	termination of this Agreement.

For the avoidance of doubt, withdrawals made to pay the Investment Management and Performance Fees will not constitute the end of a Calculation Period.

Underperformance Carryforward Amount shall have shall have an initial value of zero and which shall be adjusted as follows:

(1)	as of the close of each Calculation Period, the value of the Underperformance Carryforward Amount (a) shall be increased by an amount equal to the Hurdle minus the net return of the Managed Assets for such Calculation Period, which value shall not be less than zero, and (b) shall be reduced (but not below zero) by the amount, if any, of the Excess Return for such Calculation Period; and

(2)	as of the close of each Calculation Period, any positive value of the Underperformance Carryforward Amount shall be adjusted if the Managed Assets have been reduced as of the end of such Calculation Period as a result of a partial withdrawal of the Managed Assets, by reducing such positive balance (but not below zero) by an amount determined by multiplying (a) such positive value by (b) a fraction, of which (x) the numerator is equal to the amount so withdrawn, and (y) the denominator is equal to the net asset value of the Managed Assets immediately before giving effect to withdrawal.

Investment Management Fee: The Fund will pay the Manager an asset based fee of 30 basis points (0.30%) per annum, calculated monthly as of the last day of the calendar month based on the average daily net assets of the Managed Assets for the month to which the fee relates. The Investment Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the fee relates and will be prorated for any period that is less than a full calendar month. The Investment Management Fee will be paid from the Managed Assets.

B-14

Appendix B

Calculation and Payment of Performance Based Fee: The Fund will pay the Manager a Performance Fee equal to 17.0% multiplied by the Excess Return, if any, of the Managed Assets for the relevant Calculation Period. Performance Fees will be payable in arrears in the month that follows the last calendar month of the Calculation Period. Performance Fees will be paid from the Managed Assets.

Notwithstanding the foregoing, no Performance Fee will be paid until the Excess Return for such Calculation Period exceeds the value of the Underperformance Carryforward Amount. The value of the Underperformance Carryforward Amount shall be carried forward to subsequent Calculation Periods and charged against Excess Returns, if any, generated in subsequent Calculation Periods. Therefore, before the Performance Fee is calculated for a Calculation Period, any Excess Return during such Calculation Period shall be reduced by the value, if any, of the Underperformance Carryforward Amount.

B-15

Appendix C

Money Manager Agreement

This agreement (the “Money Manager Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), and SandPointe Asset Management, LLC (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of October 27, 2017 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a)       Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)       Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities, futures contracts, and other investments and provide the necessary instructions on behalf of the Fund to brokers and custodians to effect the transactions;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities and other instruments for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

C-1

Appendix C

(c)       Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)       Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e)       Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)       Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a)       Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager in writing;

(iv)	written instructions and directions of the board of trustees of TIP; and

(v)	written instructions and directions of TAS.

C-2

Appendix C

(b)       Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

(c)       Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d)       Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.	Recordkeeping and Reporting

(a)       Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b)       Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)       Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

C-3

Appendix C

5.	Purchase and Sale of Securities

(a)       Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities and/or futures contracts on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, nor any of its "affiliated persons," as defined in the 1940 Act, will act as principal with respect to the Managed Assets nor will the Manager execute any portfolio transactions for the Managed Assets with a broker or dealer which is (i) an affiliated person of the Fund; (ii) principal underwriter of the Fund's shares; or (iii) an affiliated person of  such an affiliated person, unless such transactions are: (a) exempt under applicable law or regulation, including under Rule 10f-3(b) or Rule 17a-10; (b) exempt under applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including the exemptions provided by Rule 10f-3(c) or Rule 17a-7, and the Fund’s Rule 10f-3 procedures or Rule 17a-7 procedures, as the case may be; or (c) executed in accordance applicable law or regulation and executed in accordance with the Fund’s procedures adopted thereunder, including Rule 17e-1 and the Fund's Rule 17e-1 procedures. TIP agrees that it will provide the Manager with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Manager agrees that it will provide TIP or TAS with a written list of brokers and dealers that are affiliates of the Manager and will, from time to time, update such list as necessary.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)       Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities and/or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities and/or futures contracts so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

C-4

Appendix C

6.	Management Fees; Expenses

(a)       Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than the last day of the month immediately following the end of the period to which the fee relates. The Manager represents that the fee schedules set forth in this Agreement are not higher than any fee schedule in effect for clients that share a substantially similar investment mandate to that implemented for the Fund. The Manager agrees that if it subsequently agrees to a fee schedule that is lower than the fee schedules offered to the Fund for a client with a substantially similar investment mandate, the Manager will promptly offer the lower fee schedule to the Fund and work with the Fund to implement such lower fee schedule promptly if accepted by the Fund.

(b)       Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services and advice to others. The Fund acknowledges that the Manager and its affiliates, officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

C-5

Appendix C

9.	Representations

(a)       The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)       The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c)       TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

The rights and obligations that are provided in section (f) of Paragraph 2, Paragraph 8 and Paragraph 16 shall survive the cancellation, expiration, or termination of this Agreement.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

C-6

Appendix C

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program

c/o TIFF Advisory Services, Inc.

Attn: General Counsel

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

Fax:	610-684-8080
Email:	miops@tiff.org with a copy to legal@tiff.org

Manager:	SandPointe Asset Management, LLC

Attn: General Counsel

777 South Flagler Drive

West Tower, Suite 1800

West Palm Beach, Florida 33401

Fax: 561-655-9157

Email:	mbmillman@sandpointe.com with a copy to vbubnow@sandpointe.com

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

C-7

Appendix C

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities, futures contracts, or other assets held or to be acquired by the Fund, transactions in securities, futures contracts, or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided if such disclosure is made in compliance with TIP’s procedures on the disclosure of portfolio holdings, when applicable; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities, futures contracts, or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program on behalf of the Fund	SandPointe Asset Management, LLC

/s/ Robert J. Zion	/s/ Dennis Hammond
Signature	Signature

Robert J. Zion, VP/COO	Dennis Hammond, CEO
Print Name/Title	Print Name/Title

C-8

Appendix C

Schedule I

to the Money Manager Agreement (the “Agreement”)

between

SandPointe Asset Management, LLC (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

As compensation for the services performed and the facilities and personnel provided by the Manager for TIFF Multi-Asset Fund pursuant to the Agreement, the Fund will pay the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Based Fee”), each as described below.

Calculation and Payment of Investment Management Fee: The Fund shall pay the Manager an asset based fee of 70 basis points (0.70%) per annum, calculated monthly as of the last day of the calendar month based on the average daily net assets (gross of expenses except custodian transaction charges and Investment Management and Performance Based Fees paid) of the Managed Assets for the month to which the fee relates, computed as described in the Fund’s registration statement. The Investment Management Fee will be paid no later than the last day of the month immediately following the end of the month to which the fee relates and will be prorated for any period that is less than a full calendar month. The Investment Management Fee will be paid from the Managed Assets, except for those fees payable after a complete withdrawal of the Managed Assets, which will be paid out of other Fund assets. For the avoidance of doubt, the net asset value used for purposes of calculating the Investment Management Fee shall not be reduced by any Investment Management or Performance Based Fees not yet paid to the Manager.

Calculation and Payment of Performance Based Fee: For each Tranche, the Fund shall pay a Performance Based Fee to the Manager as of the end of each Calculation Period equal to 12.50% of the amount, if any, by which the net asset value of the Managed Assets attributable to that Tranche at the end of the Calculation Period exceeds the Hurdle Return (the “Outperformance”) provided, however, that in the event of a withdrawal of all or a portion of a Tranche on a date other than December 31, the Performance Based Fee pertaining to such withdrawn assets shall be determined immediately prior to such withdrawal and will be equal to 12.50% of the Outperformance multiplied by the Withdrawal Percentage. Performance Based Fees shall be paid from the applicable Tranche. If the Fund does not experience Outperformance in a given Calculation Period, no Performance Based Fee will be due unless the Fund experiences Outperformance in a subsequent Calculation Period. Performance Based Fees shall be payable in arrears no later than the last day of the month that follows the last calendar month of the Calculation Period. Performance Based Fees and payment thereof shall be calculated separately for each Tranche.

Reduction in Investment Management Fee Based on Aggregate Strategy Assets. The Investment Management Fee shall be reduced under the following circumstances:

If at the start of any calendar month the assets invested in the SandPointe All-Seasons Strategy (the “Strategy”), irrespective of source and not limited to TIFF or TIP assets, exceed $300,000,000, in the aggregate, the asset based fee rate used to calculate the Investment Management Fee shall be reduced to 20 basis points (0.20%) per annum, which reduced rate will apply to the fee calculation related to that calendar month and each subsequent calendar month. For the avoidance of doubt, once the asset based fee rate is reduced, the reduced rate shall be effective indefinitely, irrespective of subsequent market movements or withdrawal of Strategy assets. Further, as Aggregate Strategy Assets increase, the Manager will monitor certain fixed costs related to the Strategy (e.g., data subscription expenses) and consider in good faith appropriate reductions in the asset based fee rate.

C-9

Appendix C

Implementation of Adjusted Hurdle Rate Based on Aggregate Strategy Assets. The Performance Based Fee shall become subject to the Adjusted Hurdle Rate under the following circumstances:

a.       If at the start of any calendar month the assets invested in the Strategy, irrespective of source and not limited to TIFF or TIP assets, exceed $300,000,000, in the aggregate (the “Adjusted Hurdle Threshold”), the Performance Based Fee shall become subject to the “Adjusted Hurdle Rate,” as defined below. As of the last day of the Calculation Period prior to which the Adjusted Hurdle Rate becomes applicable, a Performance Based Fee will be calculated based on the Hurdle Rate (pro-rated based on the number of days in the Calculation Period out of 365) and paid to the Manager. For the avoidance of doubt, once, the Adjusted Hurdle Threshold has been reached and the Adjusted Hurdle Rate becomes applicable, the Adjusted Hurdle Rate shall be effective indefinitely, irrespective of subsequent market movements or withdrawal of Strategy assets.

b.       If at the start of any calendar month the assets invested in the Strategy, irrespective of source and not limited to TIFF or TIP assets, exceed $600,000,000, in the aggregate (the “Performance Fee Elimination Threshold”), the Performance Based Fee shall be reduced to 0.0%. As of the last day of the Calculation Period prior to which the Performance Based Fee is reduced to 0.0%, a Performance Based Fee will be calculated based on the Adjusted Hurdle Rate (pro-rated based on the number of days in the Calculation Period out of 365) and paid to the Manager. For the avoidance of doubt, once the Performance Elimination Threshold has been reached and the Performance Based Fee reduced to 0.00%, the Performance Based Fee of 0.0% shall be effective indefinitely, irrespective of subsequent market movements or withdrawal of Strategy assets.

For purposes of calculating the $300,000,000 and $600,000,000 thresholds detailed above, any third party assets invested in the Strategy at a higher net exposure than the TIFF or TIP assets will be multiplied accordingly to reflect the greater net exposure. For example, if the TIFF and TIP assets are invested with a target net exposure of 200% and a third party account is established with a target net exposure of 300%, each $1.00 invested in that third party account will be treated as $1.50 for purposes of the thresholds.

Certain Defined Terms

Calculation Period: Calculation Period means the period that (a) begins on the later of (i) January 1 of any year for which compensation is to be paid pursuant to this Agreement, (ii) such date as the parties may agree in writing with respect to the initial Managed Assets, (iii) as to any subsequent Tranche (as defined below), the date of the contribution pertaining to that Tranche, or (iv) the first day of the calendar month in which the Performance Based Fee becomes subject to the Adjusted Hurdle Rate; and (b) ends on the earlier of (i) with respect to a Tranche (or portion thereof) from which a complete (or partial) withdrawal is made, the date of such withdrawal, (ii) the last day of the calendar month in which the Adjusted Hurdle Threshold is first exceeded, (iii) the last day of the calendar month in which the Performance Fee Elimination Threshold is first exceeded, or (iv) December 31 of such year, even if less than 12 full months.

C-10

Appendix C

Tranche: The Managed Assets initially placed with the Manager, and each additional contribution of assets that is subsequently placed with the Manager, is a separate “Tranche” of Managed Assets, for purposes of this Fee Schedule; provided, however, that at the end of any Calculation Period for which a Performance Based Fee has been paid with respect to two or more Tranches, those two (or more) Tranches and their respective High-Water Marks shall be combined into a single Tranche with a single High-Water Mark. For purposes of calculating the Performance Based Fee, withdrawals from the various Tranches will be deemed to occur on a “first-in first-out” basis, unless the Fund indicates otherwise when instructing the withdrawal. For the avoidance of doubt, the payment of fees hereunder out of the Managed Assets shall not be considered to be a withdrawal.

High-Water Mark: A separate High-Water Mark shall be calculated for each Tranche. High-Water Mark means the net asset value of the Managed Assets as of the close of the most recent Calculation Period for which a Performance Based Fee has been assessed (net of the Performance Based Fee paid and adjusted as described below in the event of a withdrawal) or, if the Fund has never paid a Performance Fee with respect to a given Tranche of Managed Assets, the net asset value of the Tranche of Managed Assets when it was established (adjusted as described below in the event of a withdrawal).

The High-Water Mark is calculated net of the Performance Based Fees paid to the Manager. This means that the Manager is not required to restore the amount of any prior Performance Based Fees before participating in future Outperformance of a Tranche of Managed Assets. Although the High-Water Mark for a Tranche carries forward from period to period until exceeded, the Manager is not required to “repay” any Performance Based Fee previously paid in the event the Managed Assets subsequently experiences losses.

For the avoidance of doubt, the High-Water Mark for the first Calculation Period of the Tranche pertaining to the initial Managed Assets shall be equal to the net asset value of the Managed Assets placed with the Manager, computed as described in the Fund’s registration statement. The High-Water Mark for the first Calculation Period of each subsequent Tranche shall be equal to the amount of the contribution pertaining to such Tranche. For each subsequent Calculation Period, the High-Water Mark shall be adjusted as described below.

Hurdle Rate: means a rate of return equal to 5.00% per annum for the period up to and including the month in which the Adjusted Hurdle Threshold is exceeded. The Hurdle Rate shall be adjusted proportionally for partial Calculation Periods.

Adjusted Hurdle Rate: means a rate of return equal to 7.50% per annum commencing after the Adjusted Hurdle Threshold is exceeded up to and including the month in which the Performance Fee Elimination Threshold is exceeded. The Hurdle Rate shall be adjusted proportionally for partial Calculation Periods.

C-11

Appendix C

Hurdle Return: shall be equal to the High-Water Mark at the beginning of a Calculation Period (as adjusted in the event of a withdrawal), multiplied by the Hurdle Rate or the Adjusted Hurdle Rate, as applicable.

Underperformance: is the amount by which the net asset value of the Managed Assets attributable to a Tranche as of the date of withdrawal was less than the High-Water Mark applicable to such Tranche as of the date of withdrawal, if any.

Withdrawal Percentage: shall be equal to a fraction (expressed as a percentage), the numerator of which is the amount of a withdrawal and the denominator of which is the aggregate net asset value of the Managed Assets (or Tranche) immediately prior to such withdrawal.

Adjustment of High-Water Mark

The High-Water Mark attributable to the Managed Assets (or Tranche of Managed Assets) shall be adjusted in the case of a withdrawal as described below.

Performance Based Fees paid to the Manager as a result of a withdrawal will reduce the net asset value of the Managed Assets remaining after such withdrawal and be considered as part of such withdrawal for purposes of determining the Withdrawal Percentage.

For the avoidance of doubt, in the event of a withdrawal of a portion of a Tranche on a date other than December 31, (i) if no Performance Based Fee was paid in respect of the assets withdrawn, the High-Water Mark in respect of the remaining Managed Assets in such Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted by (a) subtracting the dollar amount withdrawn; or (ii) if a Performance Based Fee was paid in respect of the assets withdrawn, the High-Water Mark in respect of the remaining Managed Assets in such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be adjusted by subtracting an amount equal to the Withdrawal Percentage.

In the event of a withdrawal of a portion of a Tranche on December 31, (i) if no Performance Based Fee was paid in respect of the Tranche from which the assets were withdrawn, the High-Water Mark in respect of such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be (a) the High-Water Mark for such Tranche minus (b) the dollar amount withdrawn; or (ii) if a Performance Based Fee was paid in respect of the Tranche from which the assets were withdrawn, the High-Water Mark in respect of such Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred shall be the net asset value (net of the Performance Based Fee paid) of the Managed Assets remaining in such Tranche.

C-12

Appendix C

In the event of a complete withdrawal of a Tranche (i) on a date other than December 31, the High-Water Mark in respect of each remaining Tranche for the Calculation Period in which the withdrawal occurred shall be adjusted, or (ii) on December 31, the High-Water Mark in respect of each remaining Tranche for the Calculation Period immediately following the Calculation Period in which the withdrawal occurred, shall be adjusted, in each case, by increasing the High-Water Mark in respect of each remaining Tranche by a proportionate share (based on the Managed Assets in each remaining Tranche compared to the aggregate remaining Managed Assets in all Tranches) of the Underperformance, if any, applicable to the Tranche that was withdrawn.

Reporting

The Manager shall provide to TIP and TAS the aggregate assets invested in the Strategy within ten (10) business days of the end of each calendar month. This information shall be deemed to be a record to be maintained by the Manager in accordance with the recordkeeping requirements set forth in the Agreement.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

C-13

TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

TIFF Multi-Asset Fund

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement intended for all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), is available on the internet. This communication presents only an overview of the more complete Information Statement. We encourage members to access and review all of the important information contained in the Information Statement.

The following material is available for review: Information Statement for TIFF Multi-Asset Fund

The Information Statement provides members of Multi-Asset Fund with information regarding: (i) an amended and restated fee schedule (the “amended and restated fee schedule”) to the money manager agreement between TIP and Hosking Partners LLP (“Hosking”), (ii) a money manager agreement between TIP and SandPointe Asset Management, LLC (“SandPointe”), a new money manager managing assets on behalf of the Fund, and (iii) a money manager agreement between TIP and AQR Capital Management, LLC (“AQR”), a new money manager managing assets on behalf of the Fund. At a meeting held on June 28-29, 2017, the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “board” or the “trustees”), as such term is defined in the Investment Company Act of 1940, as amended, approved the money manager agreement with SandPointe. At a meeting held on September 21, 2017, the board approved the amended and restated fee schedule with Hosking and the money manager agreement with AQR.

Hosking is a single-strategy, global equity investment firm whose security selection method is based on the observation that over time there is an inverse relationship between the supply of capital and the return of capital. AQR is a systematic investment firm that manages two separate investment mandates for Multi-Asset Fund, a US minimal constraint mandate and an international minimal constraint mandate. SandPointe uses a systematic classification model that utilizes various pattern recognition techniques to gauge the level of pricing inefficiency in the market. The Information Statement contains additional information about each of Hosking, AQR and SandPointe, the amended and restated fee schedule with Hosking, the money manager agreements with each of AQR and SandPointe, and the board’s consideration of the amended and restated fee schedule and the money manager agreements.

1

TIFF Advisory Services, Inc. (“TAS”) and TIP have received an exemptive order (the “Order”) from the Securities and Exchange Commission (the “SEC”) that permits TAS and the TIP funds to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. Therefore, TIP is not soliciting proxy or consent authority, but instead, in accordance with the Order, is furnishing an Information Statement to members. In lieu of physical delivery of the Information Statement, TIP will make the Information Statement available to members online.

The full Information Statement will be available to review on the Fund’s website at https://wwws.tiff.org/MutualFunds/reports/prospectus/MAFInfoStatement.pdf until at least February 13, 2018. A paper or email copy of the Fund’s Information Statement, its most recent annual report, and its most recent semi-annual report may be obtained, without charge, by contacting TIFF Member Services by mail, telephone, or email using the contact information below.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

2